=============================================================================
			SCHEDULE 14 A
			  (RULE 14a)
	      INFORMATION REQUIRED IN PROXY STATEMENT
		     SCHEDULE 14A INFORMATION
	 PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE
		SECURITIES EXCHANGE ACT OF 1934
		     (AMENDMENT NO.       )

Filed by the Registrant       [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
				      ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


		   OHIO CASUALTY CORPORATION
	 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

		   OHIO CASUALTY CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (I) (4) and 0-11.

    (1) Title of each class of securities to which transaction applies: ......

    (2) Aggregate number of securities to which transaction applies: .........

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
	filing fee is calculated and state how it was determined): ...........

    (4) Proposed maximum aggregate value of transaction: .....................

    (5) Total fee paid: ......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: ..............................................

    (2) Form, Schedule or Registration Statement: ............................

    (3) Filing Party: ........................................................

    (4) Date Filed: ..........................................................


==============================================================================

		       OHIO CASUALTY CORPORATION
			 136 North Third Street
			 Hamilton, Ohio  45025

			NOTICE OF ANNUAL MEETING
				 OF
			    SHAREHOLDERS

		       To Be Held April 26, 2000

						  Hamilton, Ohio
						  March 24, 2000

To the Shareholders:

    The Annual Meeting of Shareholders (the "Annual Meeting") of Ohio Casualty Corporation (the "Company") will be held in the Ohio Casualty University Auditorium, 9450 Seward Road, Fairfield, Ohio, 45014, on Wednesday, April 26, 2000, at 10:30 a.m., local time, for the following purposes:

    (1) To elect the following three Directors for terms expiring in 2003 (Class I):

	Jack E. Brown      Vaden Fitton       Howard L. Sloneker III

    (2) To approve an amendment to the Company's Code of Regulations to permit electronic voting of shareholder proxies.

    (3) To approve an amendment to the Amended Articles of Incorporation of the Company to change the location of the Company's principal office.

    (4) In their discretion, to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

    Holders of record of common shares of the Company as of the close of business on March 1, 2000 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. As of March 1, 2000, there were 60,073,504 common shares outstanding. Each common share is entitled to one vote on all matters properly brought before the Annual Meeting.


				       By Order of the Board of Directors,




				       Howard L. Sloneker III, Secretary


EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD SO THAT YOUR COMMON SHARES WILL BE REPRESENTED. A POSTAGE PAID, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

			OHIO CASUALTY CORPORATION
			 136 North Third Street
			 Hamilton, Ohio  45025

			     PROXY STATEMENT
			     ---------------

		     ANNUAL MEETING OF SHAREHOLDERS

		Approximate Date to Mail -- March 24, 2000

	On behalf of the Board of Directors of Ohio Casualty Corporation (the "Company"), a proxy card is solicited from you to be used at the Company's 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, April 26, 2000 at 10:30 a.m., local time, in the Ohio Casualty University Auditorium, 9450 Seward Road, Fairfield, Ohio 45014, or at any adjournment thereof.

	Proxy cards in the form enclosed herewith are being solicited on behalf of the Company's Board of Directors. Common shares represented by proxy cards, which are properly executed and returned, will be voted at the Annual Meeting, or any adjournment thereof, as directed. Common shares represented by proxy cards properly executed and returned which indicate no direction will be voted in favor of the nominees of the Board of Directors identified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, and will be voted for the proposals to amend the Amended Articles of Incorporation and to
amend the Code of Regulations of the Company.   Any shareholder granting a
proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by giving notice of revocation in open meeting. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.


			VOTING AT ANNUAL MEETING

	As of March 1, 2000, the record date fixed for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 60,073,504 common shares, which is the only outstanding class of capital stock of the Company. Each such common share is entitled to one vote on all matters properly coming before the Annual Meeting.

	A quorum for the Annual Meeting is a majority of the outstanding common shares. Common shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked "Abstain", "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all. Broker non-votes are also counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which typically include the election of directors, but not on non-routine matters.

			PRINCIPAL SHAREHOLDERS


	The table below identifies the only persons known to the Company to own beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) more than 5% of the Company's outstanding common shares.




				 Common Shares          Percent
   Name and Address               Beneficially         of Common
  of Beneficial Owner                Owned              Shares        Date
  -------------------                -----             --------       ----


FIRST FINANCIAL BANCORP           5,997,083(1)           9.98%        12-31-99
Third and High Streets
Hamilton, Ohio  45011


AMERICAN FINANCIAL GROUP, INC.    6,000,000(2)           9.08%        12-31-99
One East Fourth Street
Cincinnati, Ohio  45202


JOSEPH L. MARCUM                  4,366,632(3)           7.27%        03-01-00
136 North Third Street
Hamilton, Ohio  45025


THE CHASE MANHATTAN BANK, N.A.,   4,124,780(4)           6.87%        12-31-99
Trustee
1211 Avenue of the Americas
New York, New York  10036


AMVESCAP PLC                      3,384,700(5)           5.63%        12-31-99
11 Devonshire Square
London  EC2M 4YR
England

____________________


(1) Based upon information contained in a Schedule 13G dated February 11, 2000, filed with the Securities and Exchange Commission by First
    Financial Bancorp and its subsidiary, First National Bank of Southwestern Ohio (the "Bank"). The Bank holds the reported shares as trustee under various trust agreements and arrangements. The Bank reported that it has sole voting power for 5,988,973 shares, sole dispositive power for 2,542,661 shares, and shared dispositive power for 2,668,878 shares. 798,038 shares are held under trust arrangements for certain directors of the Company and their respective spouses, which shares are reported in the following table showing share ownership by directors and executive officers of the Company.

(2) Based upon information contained in a Schedule 13G dated February 10, 2000, filed with the Securities and Exchange Commission by American Financial Group, Inc. ("AFG") According to the Schedule 13G filing, American Financial Group, Inc. reported shared dispositive power for 6,000,000 shares. All of these shares are covered by an unexercised warrant issued by the Company to AFG on December 1, 1998 in connection with the Company's acquisition of AFG's Commercial Lines business. The exercise price of the warrant is $22.505 per share, and the warrant expires on November 30, 2003.

(3) See share ownership information for Mr. Marcum in the following table.

(4) 2,370,316 shares are held as trustee for the Company's Employee Savings Plan and 1,684,464 shares are held as trustee for the Company's Employees Retirement Plan. Voting power with respect to shares held in the Employee Savings Plan is exercised by the plan participants; investment power with respect to these shares is held by plan participants subject to limitations in the Plan. Voting and investment power with respect to shares held in the Employees Retirement Plan is exercised by the committee which administers the Employees Retirement Plan (the "Retirement Committee"). The Retirement Committee consists of Joseph L. Marcum, William L. Woodall and Howard L. Sloneker, III. Messrs. Marcum, Woodall and Sloneker disclaim beneficial ownership of these shares.

(5) Based upon information contained in a Schedule 13G dated February 4, 2000, filed with the Securities and Exchange Commission by AMVESCAP PLC, to report shareholdings by the following subsidiaries of AMVESCAP PLC:
    AVZ, Inc.; AIM Management Group, Inc.; AMVESCAP Group Services, Inc.; INVESCO, Inc.; INVESCO North American Holdings, Inc.; INVESCO Capital Management, Inc.; and INVESCO Funds Group, Inc. AMVESCAP PLC reported shared voting power for 3,384,700 shares and shared dispositive power for 3,384,700 shares.




	      SHAREHOLDINGS OF DIRECTORS, EXECUTIVE OFFICERS
		   AND NOMINEES FOR ELECTION AS DIRECTOR

	As of March 1, 2000, the directors of the Company, including the three persons intended by the Board of Directors to be nominated for election as directors, the individuals named in the Summary Compensation Table, and all executive officers and directors of the Company as a group, beneficially owned common shares of the Company as set forth in the table below. All shareholding totals have been adjusted for the 2-for-1 share split which occurred in July, 1999.


							   Shared Investment/
			   Number of           Options        Voting Power
			 Common Shares       Exercisable     Over Employees
Name of                  Beneficially          Within          Retirement                     Percent
Individual or Group        Owned(1)           60 Days        Plan Shares(2)        Total     of Class(3)
-------------------        --------            -------       --------------        -----     -----------


Terrence J. Baehr              500               6,000                              6,500

Arthur J. Bennert           32,356              18,000                             50,356

Jack E. Brown                2,200              12,000                             14,200

Catherine E. Dolan           1,200              18,000                             19,200

Wayne Embry                    400              18,000                             18,400

Vaden Fitton               450,854(4)           12,000                            462,854

Joseph L. Marcum         2,676,168(4)(5)(6)      6,000         1,684,464        4,366,632        7.27%

Stephen S. Marcum          431,488(4)(6)        18,000                            449,488

Lauren N. Patch            500,627(4)(7)             0                            500,627



Stanley N. Pontius           3,548              18,000                             21,548



Howard L. Sloneker III     443,411(7)           41,332         1,684,464        2,169,207        3.61%

William L. Woodall          41,400              18,000         1,684,464        1,743,864        2.90%

Thomas A. Hayes              5,342                   0                              5,342

John J. McGovern               442              24,000                              8,441

Barry S. Porter             59,441(7)           47,998                            107,439

Jerome S. Runnels              415              24,000                              8,414



All Executive Officers
  and Directors as a
  Group (24 Persons) (8)   4,692,282           352,662         1,684,464        6,729,408       11.20%



________________________________


(1) Unless otherwise indicated, each named person has voting and investment power over the listed shares and such voting and investment power is exercised solely by the named person or shared with a spouse.

(2) Includes 1,684,464 shares held in the Company's Employees Retirement Plan as to which the named individuals share voting and investment power solely by reason of being members of the Retirement Committee which administers such Plan. See Note (5) of the preceding table. Messrs. Marcum, Woodall and Sloneker disclaim beneficial ownership of these shares.

(3) Percentages are listed only for those individuals who are the beneficial owners of more than 1% of the outstanding shares.

(4) Includes the following number of shares owned by family members as to which beneficial ownership is disclaimed: Mr. Fitton, 203,362; Mr. Joseph
    L. Marcum, 1,215,208; Mr. Stephen S. Marcum, 168,180; and Mr. Patch,
    424,406.

(5) Includes 427,704 shares held by Mr. Marcum's wife in her capacity as a co-trustee of the estate of Howard Sloneker as to which shares Mr. Marcum has no voting or investment power.

(6) Includes 195,612 shares held as co-trustee of the Joseph L. and Sarah S. Marcum Foundation as to which voting and investment power is shared by Joseph L. and Stephen S. Marcum.

(7) The share ownership for Messrs. Patch, Sloneker, Porter, Hayes, McGovern and Runnels includes 10,498; 5,428; 21,489; 252; 263 and 274 shares, respectively, held for the accounts of these individuals by the trustee of the Company's Employee Savings Plan. Such persons have sole voting power with respect to these shares and also hold investment power subject to limitations in the Plan.

(8) The total includes the shareholdings of four executive officers, Messrs. Patch, Hayes, McGovern and Runnels, who are no longer in the employment of the Company. In addition, Mr. Porter is retiring effective April 1, 2000.



		       ELECTION OF DIRECTORS

	The Board of Directors intends that the three persons named under Class I in the following table will be nominated for election at the Annual Meeting for three-year terms expiring in 2003. The terms of the remaining directors in Classes II and III will continue after the Annual Meeting. The common shares represented by the accompanying proxy card will be voted for the election as directors of the three nominees, unless otherwise instructed on the proxy card. In the event that any one or more of the nominees unexpectedly becomes unavailable for election, the common shares represented by the accompanying proxy card will be voted in accordance with the best judgment of the proxy holders for the election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board of Directors. The proxies will not be voted for more than three nominees.

	Class I of the Board of Directors is currently comprised of four directors, including the three nominees for election at the Annual Meeting and Joseph L. Marcum. Mr. Marcum is not seeking re-election to the Board. The Board of Directors intends to reduce the size of Class I from four directors to three directors following the Annual Meeting.

	Under Ohio law and the Company's Code of Regulations, the nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of the nominees.



				     Position with Company and/or
				  Principal Occupation or Employment                             Director
Name and Age(1)                      During Last Five Years(2)                                    Since
---------------           --------------------------------------------------------               --------

Nominees:  Class I --Terms Expiring in 2003:

Jack E. Brown,             Chairman of the Board, BBI Marketing Services, Inc., Cincinnati,       1994
    56                     Ohio (professional marketing consulting firm).


Vaden Fitton,              Director and Retired First Vice President of First National Bank       1967
    71                     of Southwestern Ohio, Hamilton, Ohio.


Howard L. Sloneker III,    Senior Vice President, Secretary and Director of the Company, The      1983
    43                     Ohio Casualty Insurance Company, West American Insurance Company,
			   American Fire and Casualty Company, Ohio Security Insurance
			   Company, Avomark Insurance Company, Ohio Casualty of New Jersey,
			   Inc. and OCASCO Budget, Inc.





				     Position with Company and/or
				  Principal Occupation or Employment                             Director
Name and Age(1)                      During Last Five Years(2)                                    Since
---------------           -------------------------------------------------------                --------


Directors Whose Terms Continue Beyond the Annual Meeting:
Class II:  Terms Expiring in 2001


Wayne Embry,              Executive Vice President and General Manager of the Cleveland          1991
    63                    Cavaliers (professional basketball franchise).


Stephen S. Marcum,        Member of the law firm of Parrish, Fryman & Marcum Co., L.P.A.,        1989
    42                    Hamilton, Ohio; such firm has provided legal services to the
			  Company and its subsidiaries during the last fiscal year and
			  continues to do so.  Director of First Financial Bancorp and its
			  principal subsidiary, First National Bank of Southwestern Ohio,
			  Hamilton, Ohio.


Stanley N. Pontius,       President and Chief Executive Officer of First Financial Bancorp       1994
    53                    and its principal subsidiary, First National Bank of Southwestern
			  Ohio.


William L. Woodall,       President, Chief Executive Officer and Director of the Company,        1986
    76                    The Ohio Casualty Insurance Company, West American Insurance
			  Company, American Fire and Casualty Company, Ohio Security
			  Insurance Company, and OCASCO Budget, Inc.


Class III:  Terms Expiring in 2002


Terrence J. Baehr,        Vice President, Strategy and Solutions, Global Financial Services      1999
    49                    Sector for IBM Corporation since January, 2000; previously Vice
			  President, Insurance Industry, North and South America, 1998-1999
			  and General Manager, Insurance Industry, North America, 1995-1997
			  for IBM Corporation.


Arthur J. Bennert,        Director of the Company, The Ohio Casualty Insurance Company, West     1989
    73                    American Insurance Company, American Fire and Casualty Company,
			  Ohio Security Insurance Company, and Ohio Casualty of New Jersey,
			  Inc; retired executive officer of the Company and its subsidiaries.


Catherine E. Dolan,       Managing Director of the Financial Institutions Group, First Union     1994
    42                    National Bank, Charlotte, North Carolina.

---------------------


(1) Ages are listed as of the date of the Annual Meeting.

(2) The Ohio Casualty Insurance Company, Ohio Security Insurance Company, American Fire and Casualty Company, West American Insurance Company, OCASCO Budget, Inc., Ohio Casualty of New Jersey, Inc. and Avomark Insurance Company are subsidiaries of the Company.


	OTHER DIRECTORSHIPS AND RELATED TRANSACTIONS AND RELATIONSHIPS

	Wayne Embry is also a director of M. A. Hanna Company and Key Bank, Commercial Line of Business; Vaden Fitton, Stephen S. Marcum and Stanley N. Pontius are also directors of First Financial Bancorp.

	Joseph L. Marcum, the Chairman of the Board of the Company, retired as the Chief Executive Officer of the Company on December 31, 1993. In 1999, Mr. Marcum received an annual benefit from the Company of $146,309 pursuant to the Company's Employees Retirement Plan. See "Pension Plans".

	Stephen S. Marcum is the son of Joseph L. Marcum.

			 MEETINGS OF THE BOARD OF DIRECTORS
			    AND COMMITTEES OF THE BOARD

	During 1999, the Board of Directors held five meetings. No director attended less than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he or she served. The Board of Directors has standing Audit, Executive Compensation and Nominating Committees.

	The Audit Committee held five meetings during 1999. The members of the Audit Committee are Terrence J. Baehr, Arthur J. Bennert, Jack E. Brown, Catherine E. Dolan, Wayne Embry, Vaden Fitton and Stephen S. Marcum. The Audit Committee's primary function is to meet with the independent auditors for the Company and to review the Company's internal and independent auditing and financial controls.

	The Executive Compensation Committee held two meetings during 1999. The members of the Executive Compensation Committee are Jack E. Brown, Vaden Fitton, Stephen S. Marcum and Stanley N. Pontius. The Executive Compensation Committee administers the Company stock option plans and carries out the responsibilities described in the Report of the Executive Compensation Committee in this Proxy Statement.

	The Nominating Committee held three meetings during 1999. The members of the Nominating Committee are Jack E. Brown, Wayne Embry, Vaden Fitton, Joseph L. Marcum, Stephen S. Marcum, Stanley N. Pontius and Howard L. Sloneker III. The Nominating Committee's responsibilities include the selection of potential candidates for director and the recommendation of candidates to the Board.

	The Nominating Committee will consider nominees for director recommended by shareholders for the 2001 Annual Meeting of Shareholders provided that the names of such nominees are submitted not later than November 24, 2000, to Howard L. Sloneker III, Secretary, 9450 Seward Road, Fairfield, Ohio 45014. Every submission must include a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director if elected, and a commitment by the nominee to meet personally with the Nominating Committee members.



			DIRECTORS' FEES AND COMPENSATION

	Each director receives $25,000 for services as a director of the Company. Each non-employee director of the Company also receives $1,500 per meeting for attending meetings of the Board of Directors. Members of the Audit Committee also receive $5,000 each for serving on that committee. In addition, members of the Executive Compensation Committee and members of the Nominating Committee receive $300 per meeting for each meeting attended. Joseph L. Marcum was paid an additional $65,000 during 1999 as compensation for serving as the Chairman of the Board.

	On May 25, 1999, Arthur J. Bennert and Catherine E. Dolan, non-employee directors of the Company, were each granted a non-qualified stock option (an "NQSO") to purchase 6,000 common shares of the Company, at an exercise price of $19.8125 per share, the closing market price of the common shares on the date of grant, as adjusted for the 2-for-1 share split in July, 1999. On June 4, 1999, Terrence J. Baehr, a non-employee director of the Company, was also granted an NQSO to purchase 6,000 common shares of the Company, at an exercise price of $19.4375 per share, the closing market price of the common shares on the date of grant, as adjusted for the 2-for-1 share split in July, 1999. Any individual who becomes or is re-elected a non-employee director is automatically granted an NQSO to purchase 6,000 common shares effective on the third business day following the first meeting of the Board of Directors after his/her election or appointment to the Board. The exercise price of each NQSO granted to a non-employee director is equal to the fair market value of the common shares on the date of grant. NQSOs granted to non-employee directors have terms of ten years (subject to earlier termination in certain cases) and may not be exercised during the six months following their date of grant.


			     EXECUTIVE COMPENSATION

Summary Compensation Table


       The following table presents information concerning compensation provided by the Company to its Chief Executive Officer and to each of the Company's five most highly compensated executive officers, other than the Chief Executive Officer, for services rendered in all capacities for each of the Company's last three completed fiscal years (number of shares has been adjusted for the 2-for-1 share split in July, 1999):




												    Long-Term
						  Annual  Compensation                         Compensation Awards
				------------------------------------------------        -----------------------------------
							   Other                      Securities                     Dividend
							   Annual        Restricted   Underlying     Dividend        Payment
Name and                           Salary     Bonus      Compensation      Stock       Options/      Payment          Rights
Principal Position         Year    ($)(1)      ($)          ($)(3)      Awards($)(4)    SARs(#)     Rights(#)(5)   Payout($)(6)
------------------         ----    ------     -----      ------------   ------------  ----------    ------------   ------------


Lauren N. Patch            1999    569,692      0           20,377           0         120,000       120,000         102,400
  President and Chief      1998    530,000    32,124        60,601         60,722       30,000        30,000            0
  Executive Officer(2)     1997    530,000      0           70,898         98,025       30,000        30,000            0


Thomas A. Hayes            1999    497,119      0           40,605           0          80,000        80,000           --
  Chief Operating          1998      --        --             --            --            --            --             --
  Officer (2)(7)           1997      --        --             --            --            --            --             --


Barry S. Porter            1999    279,537      0            9,821           0          24,000        24,000          34,132
  Chief Financial Officer  1998    267,528    13,700        29,051         25,798       10,000        10,000            0
  and Treasurer(2)         1997    258,000      0           32,463         40,165       10,000        10,000            0


John J. McGovern           1999    255,000      0            7,649           0          24,000        24,000           --
  Senior Vice President(2) 1998      --        --             --            --            --            --             --
			   1997      --        --             --            --            --            --             --

Jerome Runnels
  Senior Vice President(2) 1999    240,000      0            7,200           0          24,000        24,000           --
			   1998      --        --             --            --            --            --             --
			   1997      --        --             --            --            --            --             --

Howard L. Sloneker III     1999    224,543      0            7,073           0          24,000        24,000          25,465
  Senior Vice President    1998    209,500    10,756        22,563         19,186       10,000        10,000            0
  and Secretary            1997    197,698      0           23,488         27,760       10,000        10,000            0





(1) Includes annual directors' fees for Messrs. Patch and Sloneker.

(2) Mr. Patch resigned as a director and executive officer of the Company and its subsidiaries on February 17, 2000; Mr. Hayes retired as an executive officer on November 17, 1999; Mr. Porter is retiring as an executive officer effective April 1, 2000; Mr. McGovern retired as an executive officer effective March 14, 2000 and Mr. Runnels retired as an executive officer effective March 17, 2000. Mr. Hayes, Mr. McGovern and Mr. Runnels were not executive officers of the Company in 1997 or 1998.

(3) Includes for Messrs. Patch, Porter, Sloneker, Hayes, McGovern and Runnels for 1999 the amount of $4,800 for each, contributed by the Company under the Company's Employee Savings Plan. Also includes for Messrs. Patch, Porter, Sloneker, Hayes, McGovern and Runnels for 1999 the amounts of $15,577, $5,021, $2,273, $11,478, $2,849 and $2,400, respectively, contributed by the Company under the Company's Supplemental Executive
Savings Plan.

(4) The aggregate values of all outstanding restricted stock awards at the end of the fiscal year 1999 were $159,371, $65,601 and $46,374 for Messrs. Patch, Porter, and Sloneker respectively. The number of the restricted stock awards held by Messrs. Patch, Porter, and Sloneker at the end of fiscal year 1999 was 9,980, 4,108 and 2,904, respectively. Both the value and number of restricted stock awards have been adjusted for the share split in July, 1999. Such restricted stock awards vest on the third anniversary of the date of the grant so long as the executive officer is an employee on such date (with earlier vesting occurring on retirement, death or disability or termination of employment following a change of control). During the restriction period, the executive officer will receive all dividends paid on the shares.

(5) Dividend Payment Rights were granted to the named executive officers in 1997, 1998 and 1999. One third of these rights become effective on each anniversary of the grant date. These rights entitle the holder, on the April 15th following the third anniversary of the grant date, to receive, for each dividend payment right, an amount in cash equal to the aggregate amount of dividends that the Company has paid on each common share from the date on which such right becomes effective through the payout date, subject to restrictions.

(6) Amount shown reflects the payment of the Dividend Payment Rights granted to the named executive officers in 1996.

(7) Amount shown does not include any severance payments made to Mr. Hayes pursuant to the employment agreement discussed on page 11.


			Option Grants in Last Fiscal Year

	The following table sets forth information concerning the grant of stock options during the last fiscal year to each of the executive officers of the Company named in the Summary Compensation Table. No stock appreciation rights were granted during the last fiscal year.



						% of Total                                     Potential Realizable
						 Options                                         Value at Assumed
			  Number of              Granted                                       Annual Rates of Stock
			    Shares                 to                                          Price Appreciation for
			  Underlying            Employees      Exercise                            Option Term(2)
												  --------------
			   Options              in Fiscal       Price      Expiration        ($)                ($)
      Name               Granted # (1)            Year         ($/Sh)         Date            5%                10%
      ----               -------------          ----------     --------    ----------       -----              -----


Lauren N. Patch (3)        120,000                16.60        20.3438      02-18-09         1,535,293         3,890,733


Thomas A. Hayes (3)         80,000                11.06        20.3438      02-18-09         1,023,529         2,593,822


John J. McGovern (3)        24,000                 3.31        20.3438      02-18-09           307,059           778,147


Barry S. Porter (3)         24,000                 3.31        20.3438      02-18-09           307,059           778,147


Jerome S. Runnels (3)       24,000                 3.31        20.3438      02-18-09           307,059           778,147


Howard L. Sloneker III      24,000                 3.31        20.3438      02-18-09           307,059           778,147



(1) All reported stock options were granted under the Ohio Casualty Corporation 1993 Stock Incentive Program at the fair market value of the underlying option shares on the date of grant, become exercisable as to one-third of the option shares on each of the first three anniversaries of the date of grant and have a term of ten years. In the event of a change in control of the Company, the stock options would become exercisable in full. Stock options reported consist of incentive stock options and non-qualified stock options.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission for illustrative purposes, and, therefore, are not intended to forecast future financial performance or possible future appreciation in the price of the Company's common shares. Shareholders are therefore cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from the option grants shown when the price of the Company's common shares appreciates, which benefits all shareholders commensurately.

(3) Messrs. Patch, Hayes, McGovern and Runnels are no longer in the employment of the Company, and their options have consequently expired. Mr. Porter is retiring as an executive officer effective April 1, 2000.


			Option Exercises in Last Fiscal Year

	The following table sets forth for each of the executive officers of the Company named in the Summary Compensation Table, the fiscal year-end value of unexercised stock options held by such executive officers. None of these individuals exercised any stock options during 1999.




				    Aggregated Option Exercises in
			  Last Fiscal Year and Fiscal Year-End Option Value
		      ---------------------------------------------------------
		      Number of Shares Underlying     Value of Unexercised
			  Unexercised Options at      In-the-Money Options
			    Fiscal Year-End(#)      at Fiscal Year-End ($)(1)
		      ---------------------------   --------------------------
    Name              Exercisable   Unexercisable   Exercisable   Unexercisable
    ----              -----------   -------------   -----------   -------------

Lauren N. Patch          120,000       180,000            --             --

Thomas A. Hayes             0             0               --             --

Barry S. Porter           39,999        44,001            --             --

John J. McGovern            0           24,000            --             --

Jerome S. Runnels           0           24,000            --             --

Howard L. Sloneker III    33,333        44,001            --             --



(1) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the fair market value of the Company's common shares on December 31, 1999 ($15.969), less the exercise price of in-the-money options on December 31, 1999. Exercise prices of these options on December 31, 1999 ranged from $17.500 to $23.469.

(2)  See footnote (3) in the preceding table.

	EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

	Thomas A. Hayes, who served as Executive Vice President and Chief Operating Officer of The Ohio Casualty Insurance Company ("OCIC") from December 1, 1998 to November 17, 1999, was a party to an Employment Agreement with OCIC. The Employment Agreement provided for an initial term of thirty-six months and specified an initial base annual salary of $550,000, an annual performance-based cash bonus of between 30% and 90% of base annual salary and participation in a long-term incentive program for senior executives. In accordance with the terms of the Employment Agreement and as a result of Mr. Hayes' retirement from employment, OCIC will continue to pay Mr. Hayes' base annual salary of $550,000 through November 30, 2001.


	John J. McGovern and Jerome S. Runnels, who both served as Senior Vice Presidents of OCIC, were also parties to Employment Agreements with OCIC.
These Employment Agreements were essentially identical except that Mr. McGovern's Agreement provided for an initial term of two years and a base annual salary of $255,000 and Mr. Runnels' Agreement provided for an initial term of three years and a base annual salary of $240,000. Each of these individuals was entitled under his Employment Agreement to an annual performance-based cash bonus between 25% and 75% of his base annual salary and to participate in a long-term incentive program for senior executive officers. In accordance with the terms of the Employment Agreements, OCIC will continue to pay Mr. McGovern and Mr. Runnels their base annual salaries through November 30, 2000 and November 30, 2001 respectively.


				  Pension Plans

	The following table sets forth the estimated annual benefits payable under the Employees Retirement Plan and The Ohio Casualty Insurance Company Benefit Equalization Plan (the "Benefit Equalization Plan") to participants in such plans, including the executive officers named in the Summary Compensation Table, upon retirement in specified compensation and years of service classifications:



			      PENSION PLANS TABLE

		    15         20         25         30         35         40         45
Annual Earnings   Years      Years      Years      Years      Years      Years      Years
---------------   -----      -----      -----      -----      -----      -----      -----

   $125,000       $27,665    $36,887    $46,109    $55,331    $64,553    $73,774    $82,996
    175,000        39,665     52,887     66,109     79,331     92,553    105,774    118,996
    225,000        51,665     68,887     86,109    103,331    120,553    137,774    154,996
    275,000        63,665     84,887    106,109    127,331    148,553    169,774    190,996
    325,000        75,665    100,887    126,109    151,331    176,553    201,774    226,996
    375,000        87,665    116,887    146,109    175,331    204,553    233,774    262,996
    400,000        93,665    124,887    156,109    187,331    218,553    249,774    280,996
    425,000        99,665    132,887    166,109    199,331    232,553    265,774    298,996
    450,000       105,665    140,887    176,109    211,331    246,553    281,774    316,996
    475,000       111,665    148,887    186,109    223,331    260,553    297,774    334,996
    500,000       117,665    156,887    196,109    235,331    274,553    313,774    352,996
    525,000       123,665    164,887    206,109    247,331    288,553    329,774    370,996
    550,000       129,665    172,887    216,109    259,331    302,553    345,774    388,996
    600,000       141,665    188,887    236,109    283,331    330,553    377,774    424,996
    650,000       153,665    204,887    256,109    307,331    358,553    409,774    460,996
    700,000       165,665    220,887    276,109    331,331    386,553    441,774    496,996


	Retirement benefits under the Company's Employees Retirement Plan, a defined benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), are generally payable to full-time and regular part-time salaried employees whose participation in the plan has vested (currently requiring the completion of five years of service) upon retirement at age 65 or in reduced amounts upon retirement prior to age 65 if the participant has ten years of vested service. A retiree's benefit amount is based upon his or her credited years of service and average annual compensation (salary) for the five consecutive calendar years of highest salary during the last ten years of service immediately prior to age 65 or, if greater, the average annual compensation paid during the 60 consecutive month period immediately preceding retirement or other termination of employment. Such retirement benefits are calculated considering the retiree's Social Security-covered compensation. Benefits figures shown in the table above are computed on the assumption that participants retire at age 65 and are entitled to a single life annuity.

	Section 401(a)(17) of the Code limits compensation in excess of $160,000 from being taken into account in determining benefits payable under a qualified pension plan. As a result, the Benefit Equalization Plan was adopted for those employees who are adversely affected by these provisions of the Code. The Benefit Equalization Plan provides for payment of benefits that would have been payable under the Employees Retirement Plan but for the limitation on covered compensation imposed by the Code. Upon retirement, participants receive the actuarial equivalent present value of the benefit payable under the Benefit Equalization Plan in a lump sum.

	At December 31, 1999, credited years of service and average annual compensation for purposes of the Employees Retirement Plan and the Benefit Equalization Plan for the executive officers named in the Summary Compensation Table were: Lauren N. Patch, 23.5 years ($528,602); Barry S. Porter, 25.5 years ($267,742); Howard L. Sloneker III, 17.75 years ($188,290); Thomas A. Hayes, .9167 year, ($115,712); John J. McGovern, 1 year ($54,335); and Jerome
S. Runnels, 1 year ($51,138). The compensation covered by the Employees Retirement Plan and the Benefit Equalization Plan is the amount shown in the Summary Compensation Table as salary, less any directors' fees.


	       REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE


Executive Compensation Policies

	The Company's executive compensation programs are designed to attract and retain quality talent, and to motivate the Company's key employees to maximize shareholder returns by achieving both the short-term and long-term goals of the Company. The Executive Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of non-employee directors, approves all of the policies under which compensation is paid or awarded to the Company's executive officers.

	The Committee believes that the Company's executive compensation opportunities, including those for the Company's Chief Executive Officer ("CEO"), should create incentives for superior performance and consequences for below-target performance. In 1996, the Company's executive compensation program was re-designed to link each executive officer's compensation directly to individual and Company performance. A significant portion of each executive officer's total compensation is now variable and dependent upon the attainment of annual objectives and long-term shareholder returns. The compensation structure provides a portion of each executive officer's compensation in stock thereby creating a mutuality of interest between executive officers and shareholders.

	The Committee annually reviews the short-term and long-term compensation levels for the CEO and other senior executives to consider and implement any changes necessary to achieve its on-going objectives. In determining the comparable compensation levels discussed further below, the Committee considers information from surveys of compensation practices within the property and casualty industry which surveys may include some or all of the companies included in the Performance Graph on page 17.

	The Committee has begun a comprehensive review to realign the current compensation program and policies for the executive officers with corporate objectives. It is anticipated that new policies and procedures will be implemented in the current fiscal year. It is also anticipated that new policies and procedures may vary substantially from those discussed below for 1999.


Specific Compensation Programs

	There were three components to the Company's "pay for performance" system established for the individuals named in the Summary Compensation Table on page 8 and eight additional key executives (collectively called the "executive officers"): (i) base salary established on an annual basis, (ii) awards under the Annual Incentive Plan and (iii) awards under the Long-Term Incentive Plan. Each component of the Company's executive compensation program aims to accomplish a different purpose.


	Base Salary. Base salary levels for the CEO and the other executive officers of the Company are based on individual performance, the responsibilities associated with an individual's position in the Company, skill level and experience and potential future contribution, all of which are reviewed annually and benchmarked against similar positions within the survey companies. The base salary of the CEO is established by the Committee. The base salaries of the other executive officers are established by the CEO on an annual basis. Salary adjustments are based on individual performance, as determined in accordance with the Company's executive performance evaluation system, and reflective of competitive conditions existing at the time. In 1999, the executive officers (13 officers in addition to the CEO) received an average increase in their base salaries of approximately 3.96% based on performance evaluations.


	Annual Incentive Plan Awards. The potential award opportunities for each of the executive officers who participates in the Annual Incentive Plan were determined at the beginning of the 1999 fiscal year. Potential award opportunities for a fiscal year, which are expressed as a percentage of a participant's salary for that fiscal year, are based on the participant's level within the organization, with higher percentages being assigned to executive officers who hold more senior positions. Actual awards are based on a combination of individual and team performance. This balance supports the accomplishment of overall objectives and rewards individual contributions by the executives. Team performance, which accounts for up to 50% of the total award potential, is based on the Company's actual performance against pre-determined targets for premium growth, financial performance, reorganization, and improvement of key processes for the Company. A performance threshold for each measure ensures that no awards are made for substandard accomplishments. If the performance threshold is achieved, each of the eligible executive officers receives a team award, the amount of which depends on the extent to which the Company's performance exceeds the threshold level and the potential award opportunity assigned to that participant, as described above. The Executive Compensation Committee determines, based on a recommendation from the CEO, the level of funding for the individual award pool based on the performanceachieved by the management team on a number of criteria such as the achievement of pre-established Company and individual goals. The pool is allocated among the participants on the basis of their performance evaluations as determined by the CEO (the CEO's performance evaluation is conducted by the Committee).

	Awards under the Annual Incentive Plan may be paid in cash, restricted shares of Company stock or a combination thereof. Such restricted shares may not be transferred by the participant for a three-year period following the date of the grant, unless the participant dies or his employment is terminated as a result of disability or retirement or following a change in control of the Company. If the employment of the participant terminates for any other reason during such three year period, the restricted shares will be forfeited to the Company. The Committee has reserved the right to eliminate restricted stock awards or make other modifications to the Annual Incentive Plan.


	Long-Term Incentive Plan. Awards under the Long-Term Incentive Plan consist of incentive stock options, non-qualified stock options, or a combination of both, and dividend payment rights, as described below. Stock options are granted at market value on the date of grant and increase in value only to the extent of appreciation in the Company's common shares. Stock options expire at the end of ten years from the date of grant. Stock option grants are generally made at the beginning of the fiscal year, although grants may be made at different times to participants who are promoted or newly hired. The number of stock options to be granted is based on the participant's salary level and position. While it is the intention of the Committee to make stock option grants annually, the Committee has reserved the right to eliminate stock option awards or make other modifications in the Long-Term Incentive Plan.

	Dividend Payment Rights. In addition to stock options, the participants in the Long-Term Incentive Plan may be granted dividend payment rights. One-third of these rights become effective on each anniversary of the grant date. These rights entitle the holder on the April 15th following the third anniversary of the grant date (or earlier if the holder dies, becomes disabled or retires or is terminated from employment after a change in control of the Company) to receive, for each dividend payment right, an amount in cash equal to the aggregate amount of dividends that the Company has paid on each common share from the date on which the dividend payment right becomes effective through the payout date. Unless the employment of the holder of a dividend payment right terminates as a result of death, disability, retirement at normal retirement age, or following a change in control, the holder forfeits the right if his or her employment terminates prior to the scheduled payout date. The employees to whom stock options and dividend payment rights are to be awarded are determined annually by the Committee for the executive officers, including the CEO, and by the CEO for all other officers.

	The Company's Annual Incentive Plan and its Long-Term Incentive Plan are designed to provide participants with the opportunity to receive total compensation targeted at the 75th percentile of salaries for similar positions among the survey companies.

	In view of the Company's financial performance during 1999, the Committee has made a determination not to grant any awards under the Annual Incentive Plan. Stock options and dividend payment rights were awarded to executive officers in early 1999 based on an evaluation of individual responsibilities and contributions.


	Section 162(m) of the Code generally limits the corporate tax deduction for the compensation paid to executive officers named in the Summary Compensation Table in the proxy statement to $1 million, unless certain requirements for qualifying compensation as "performance based" are met. The compensation paid to each of the executive officers of the Company in 1999 was less than the threshold for deductibility under Section 162(m).

Bases for Chief Executive Officer Compensation

	The Committee evaluates the performance of the CEO at least annually. In 1999, Mr. Patch received a base salary of $545,000. The Company also granted to Mr. Patch in early 1999, pursuant to the Long-Term Incentive Plan, incentive stock options covering 14,740 common shares and non-qualified stock options covering 105,260 common shares. The number of stock options granted to Mr. Patch was based on his salary level and position with the Company. As previously indicated, in establishing the compensation of Mr. Patch and the other executive officers, the goal of the Committee has been to create a total compensation opportunity through base salary and awards under the Annual Incentive Plan and the Long-Term Incentive Plan which, if realized as a result of the Company's performance, would result in total compensation being at the 75th percentile for similar positions at the survey companies.

	The foregoing report on executive compensation is provided by the following directors, who constituted the Executive Compensation Committee during 1999:

Jack E. Brown      Vaden Fitton       Stephen S. Marcum    Stanley N. Pontius


			EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS
				 AND INSIDER PARTICIPATION


	The directors of the Company who served as members of the Company's Executive Compensation Committee during 1999 were Jack E. Brown, Vaden Fitton, Stephen S. Marcum and Stanley N. Pontius. Mr. Fitton, Mr. Marcum and Barry S. Porter, the Company's Chief Financial Officer and Treasurer, also served as members of the Executive Compensation Committee of First Financial Bancorp during 1999, whose President and Chief Executive Officer, Stanley N. Pontius, is a member of the Executive Compensation Committee of the Company.

	As indicated in the Executive Compensation Committee Report on Executive Compensation, Lauren N. Patch, who served as the Company's President and Chief Executive Officer in 1999, participated in decision-making regarding the compensation of certain executive officers named in the Summary Compensation Table other than his own. Mr. Patch was not a member of the Executive Compensation Committee.


			      PROPOSAL 2

   PROPOSED AMENDMENT TO THE COMPANY'S CODE OF REGULATIONS WHICH
	      WOULD PERMIT ELECTRONIC PROXY VOTING


	Section 10 of Article I of the Company's Code of Regulations permits a shareholder to vote by proxy, if the proxy is in writing and executed by the shareholder. Effective September 13, 1999, the Ohio General Corporation Law was amended to expand the methods a shareholder can use to grant a proxy. The Ohio General Corporation Law now permits a shareholder to grant a proxy by any verifiable communication authorized by the person granting the proxy. Any transmission that creates a record capable of authentication that appears to have been transmitted by the person granting a proxy is permitted, and would include electronic mail and telephone, as well as traditional written proxies. The Company's Code of Regulations currently does not provide for a shareholder to grant a proxy by electronic mail, telephone or other electronic media. The amendment to the Company's Code of Regulations would expressly authorize the shareholder to utilize the more modern forms of proxy voting now permitted by the Ohio General Corporation Law.

	The Board of Directors has approved, and recommends that the shareholders of the Company adopt, an amendment to Section 10 of Article I of the Company's Code of Regulations to permit a shareholder to use electronic mail, telephone and other methods to grant a proxy. The proposed amendment to the Company's Code of Regulations would provide that a shareholder could grant a proxy by any method authorized by Ohio law. The text of Section 10 of
Article I would read as follows:

Section 10.   Proxies.   At meetings of the shareholders, any shareholder of
record entitled to vote may be represented and may vote by proxy or proxies appointed by an instrument in writing signed by such shareholder or appointed in any manner permitted by Ohio law. Any such instrument in writing or record of any such appointment shall be filed with or received by the secretary of the meeting before the person holding such proxy shall be allowed to vote thereunder. No appointment of a proxy is valid after the expiration of eleven months after it is made unless the writing or other communication which appoints such proxy specifies the date on which it is to expire or the length of time it is to continue in force.

	Approval of the proposed amendment is being sought because the Ohio General Corporation Law and the Code of Regulations require the approval of the shareholders for any amendment to those Regulations. If adopted by the shareholders, the proposed amendment to the Code of Regulations will become effective immediately without any additional action by the Company.

	The affirmative vote of the holders of not less than a majority of the Company's outstanding common shares on the record date for the Annual Meeting is required to amend the Code of Regulations. Under Ohio law and the Company's Code of Regulations, abstentions and broker non-votes are counted as present; and the effect of an abstention or non-vote is the same as a "no" vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S CODE OF REGULATIONS.



				  PROPOSAL 3

	   PROPOSED AMENDMENT TO THE AMENDED ARTICLES OF INCORPORATION
		 OF THE COMPANY TO DESIGNATE FAIRFIELD, OHIO
	       AS THE PRINCIPAL OFFICE FOR PURPOSES OF OHIO LAW

	The Ohio General Corporation Law requires that every corporation incorporated in Ohio designate a place in Ohio where the principal office for the corporation is to be located. The Company's Amended Articles of Incorporation currently provide that the place in Ohio where the Company's principal office is to be located is the City of Hamilton, County of Butler.

	Although the Company continues to maintain business operations in Hamilton, Ohio, its executive officers relocated to the Company's offices in Fairfield, Ohio in 1999. The Company's Board of Directors proposes that the City of Fairfield be designated as the place in the State of Ohio where the principal office of the Company is to be located. The Company's Board of Directors has approved, and recommends that the shareholders adopt, an amendment to Article SECOND of the Amended Articles of Incorporation of the Company (the "Amendment") to change the designated location of the Company's principal office in Ohio from the City of Hamilton to the City of Fairfield. The text of the Amendment, which would replace existing Article SECOND of the Company's Amended Articles of Incorporation, is as follows:

       SECOND: The place in the State of Ohio where the principal office of the corporation is to be located is the City of Fairfield, County of Butler.

	The Amendment requires the affirmative vote of the holders of a majority of the outstanding common shares of the Company on the record date for the Annual Meeting. Proxies will be voted for the Amendment unless contrary instructions are set forth on the proxy card. Abstentions and broker non-votes will have the same legal effect as a vote against the Amendment. If adopted by the shareholders, the Amendment will become effective as soon as it is filed with the Secretary of State of the State of Ohio, which the Company expects to occur as soon as practical after the Annual Meeting.


    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.


		COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

	The following graph compares the five-year cumulative total shareholder return, including reinvested dividends, of the Company's common shares with the Dow Jones Equity Market Index and the Dow Jones Insurance Index for Property and Casualty Companies (1):




			  1994     1995     1996     1997     1998     1999
		       -----------------------------------------------------

DJ EQUITY MARKET INDEX   100.00    137.67   169.39   226.91   291.91   351.37

DJ INSURANCE P&C         100.00    140.08   168.46   248.18   267.99   205.27

OHIO CASUALTY CORP       100.00    143.42   137.52   179.49   172.29   141.72

--------------------



(1) The Dow Jones Insurance Index for Property and Casualty Companies is comprised of 11 companies that are traditionally considered as a peer group of property and casualty insurance companies within the United States. The companies making up the 1999 Index are Allstate Corp.; American International Group Inc.; Chubb Corp.; Cincinnati Financial
Corp.; Loews Corp.; MBIA Inc.; Mercury General Corp.; Old Republic International Corp.; Progressive Corp.; SAFECO Corp.; and The St. Paul Cos.

				  ANNUAL REPORT

	The Company's Annual Report for the fiscal year ended December 31, 1999, accompanies this Proxy Statement.


			INDEPENDENT PUBLIC ACCOUNTANTS

	The accounting firm of PricewaterhouseCoopers LLP has served as independent public accountants of the Company and its subsidiaries and will continue to serve as independent public accountants for 2000. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from the shareholders.


		    SHAREHOLDER PROPOSALS AND NOMINATIONS

	Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders scheduled to be held on April 18, 2001, must be received by the Company no later than November 24, 2000 for inclusion in the Company's proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable rules and regulations promulgated by the Securities and Exchange Commission.

	In order for a shareholder to nominate a candidate for director at a meeting of shareholders, under the Company's Code of Regulations, timely notice of the nomination must be received by the Company in advance of the meeting. Ordinarily, in the case of an annual meeting, such notice of a proposed nomination must be received by the Company on or before the later of (1) the first day of February immediately preceding such annual meeting or (2) the sixtieth day prior to the first anniversary of the most recent annual meeting of shareholders. The shareholder filing the notice of nomination must describe various matters regarding the proposed nominee, including such information as name, address, occupation and shares of the Company held.
These requirements are separate from the requirements a shareholder must meet in order to have a proposed nominee considered by the Nominating Committee of the Company's Board of Directors for nomination by the Board of Directors and inclusion as a nominee in the Company's proxy statement.

	The Securities and Exchange Commission has promulgated rules relating to the exercise of discretionary voting authority pursuant to proxies solicited by the Company's Board of Directors. If a shareholder intends to present a proposal at the 2001 Annual Meeting of Shareholders and does not notify the Company of such proposal by February 7, 2001, or if a shareholder intends to nominate a director at the 2001 Annual Meeting and does not comply with the notification requirements described in the preceding paragraph, the proxies solicited by the Company's Board of Directors for use at the Annual Meeting may be voted on such proposal or such nominee, as the case may be, without discussion of the proposal or nominee in the proxy statement for that Annual Meeting.

	In each case, written notice must be given to the Secretary of the Company, whose name and address are: Howard L. Sloneker III, Secretary, Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014.

	   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (SEC). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

	Based on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1999. An exception is noted for Frederick W. Wendt, who was appointed an executive officer in November, 1999. An inaccurate total of common stock ownership was inadvertently reported on his initial Form 3 filing, which was corrected on the Form 5 Annual Statement filed with the SEC in February, 2000.


			       OTHER MATTERS

	The Company files annually with the Securities and Exchange Commission an Annual Report on Form 10-K. This report includes financial statements and financial statement schedules.


	A SHAREHOLDER OF THE COMPANY MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

			     OHIO CASUALTY CORPORATION
			     Attention: Howard L. Sloneker, III
			     Senior Vice President and Secretary
			     9450 Seward Road
			     Fairfield, Ohio  45014

	Management and the Board of Directors of the Company know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the common shares represented by such proxy card on such matters in accordance with their best judgment.

		       EXPENSES OF SOLICITATION

	The expense of proxy solicitation will be borne by the Company. Proxies will be solicited by mail and may be solicited, for no additional compensation, by officers, directors or employees of the Company or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of common shares of the Company, and will be reimbursed for their related expenses. In addition, the Company has retained Morrow & Co., Inc., a professional soliciting organization, to assist in soliciting proxies from brokerage houses, custodians and nominees. The fees and expenses of that firm in connection with such solicitation are not expected to exceed $12,000.

					  By Order of the Board of Directors,





					  /s/  Howard L. Sloneker III
					  Howard L. Sloneker III, Secretary



March 24, 2000

			OHIO CASUALTY CORPORATION
	 This Proxy is solicited on behalf of the Board of Directors
		ANNUAL MEETING OF SHAREHOLDERS APRIL 26, 2000


Each undersigned shareholder of Ohio Casualty Corporation (the "Company") hereby constitutes and appoints Joseph L. Marcum and Howard L. Sloneker III, or either one of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held in the Ohio Casualty University Auditorium at Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, on Wednesday, April 26, 2000, at 10:30 a.m., local time, and at any adjournment thereof, all of the common shares of the Company which the undersigned would be entitled to vote if personally present at such Annual Meeting, or at any adjournment thereof, as follows:

(1) TO ELECT THE FOLLOWING THREE (3) NOMINEES AS DIRECTORS TO SERVE TERMS EXPIRING IN 2003 (CLASS I):

   [ ] FOR all nominees listed below (except as marked to the contrary below)*

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

	Jack E. Brown        Vaden Fitton        Howard L. Sloneker III


* INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
		WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


	    ------------------------------------------


(2) TO APPROVE AN AMENDMENT TO THE COMPANY'S CODE OF REGULATIONS TO PERMIT SHAREHOLDERS TO APPOINT PROXIES BY ANY METHOD PERMITTED BY OHIO LAW:

	    [ ]  FOR       [ ] AGAINST       [ ] ABSTAIN


(3) TO APPROVE AN AMENDMENT TO ARTICLE SECOND OF THE AMENDED ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE LOCATION OF THE COMPANY'S PRINCIPAL OFFICE:

	    [ ]  FOR       [ ] AGAINST       [ ] ABSTAIN

(4) IN THEIR DISCRETION, TO CONSIDER AND VOTE UPON SUCH OTHER MATTERS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY) AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.


    (Continued, and to be executed and dated on the reverse side)



		(Continued from other side)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS ARE BROUGHT BEFORE THE MEETING, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

All proxies previously given by the undersigned are hereby revoked. Receipt of the accompanying Proxy Statement and the Annual Report of the Company for the fiscal year ended December 31, 1999, is hereby acknowledged.


					 The signature or signatures to this
					 proxy must be the same as the name or
					 names which appear hereon.  Persons
					 signing as administrators, trustees
					 or guardians should give full title
					 as such.




					 Dated:                 , 2000
						----------------


					 -------------------------------------


					 -------------------------------------

					    Signature(s) of Shareholder(s)




PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE.